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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM 8-K


                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): February 2, 1999
                              (January 28, 1999)



                         NATIONAL STEEL CORPORATION
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)



                     1-983                                 25-0687210
           (Commission File Number)            (IRS Employer Identification No.)



   4100 Edison Lakes Parkway, Mishawaka, IN              46545-3440
   (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:       219-273-7000
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ITEM 5. OTHER EVENTS


National Steel Corporation issued a press release on January 28, 1999 that announced its Fourth quarter and 1998 results. A copy of this press release is attached hereto as Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 99.1 Press release dated January 28, 1999.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NATIONAL STEEL CORPORATION

Date: February 2, 1999           By:  /s/ Glenn H. Gage
                                      -------------------------
                                      Glenn H. Gage
                                      Senior Vice President and
                                      Chief Financial Officer